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                           THE SEVEN SEAS SERIES FUND
                        SUPPLEMENT DATED JANUARY 23, 1996
                      TO PROSPECTUS DATED DECEMBER 29, 1995

                     THE SEVEN SEAS SERIES MONEY MARKET FUND
                                 CLASS A SHARES


Effective immediately, The Seven Seas Series Fund (the "Fund") makes the following operational changes to its Money Market Fund Class A Shares (the "Class A Shares") prospectus. Pursuant to a vote by the Board of Trustees, Class A Shares will determine net asset value once each business day. In addition, the Fund will pay dividends to shareholders on the date of purchase where payment has been received in "good funds" by federal funds wire prior to 4:00 p.m. Eastern time. No dividends will be paid to shareholders on the date of redemption.

Therefore, the subsection captioned "Net Asset Value Per Share" under "Valuation of Fund Shares" in the Class A Shares prospectus is amended and restated to read in its entirety as follows:

     NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. Class A shares of the Fund will determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

To reflect the foregoing, the subsection captioned "Offering Dates and Times" under "Purchase of Fund Shares" and the first paragraph under "Redemption of Fund Shares" in the Class A Shares prospectus are amended and restated to read in their entirety as follows:

     OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form together with payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. (Purchase orders in good form are described below.) The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent ("good funds") before the purchase order can be accepted. Purchase orders in good funds which are accepted prior to 4:00 p.m. Eastern time will earn the dividend declared on the date of purchase.

                            REDEMPTION OF FUND SHARES

     Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. No dividends will be paid on shares on the date of redemption.